                                                                    EXHIBIT 10.2

                          LESSOR'S CONSENT TO SUBLEASE

        THIS CONSENT (Consent) is given by Sally Spencer (Lessor) to that certain Sublease dated April 6, 2001, (the Sublease) by and between HI/FN, Inc., a Delaware corporation ("Sublessor") and Driving Media, Inc. a Delaware corporation ("Sublessee"), subject to the following terms and conditions:

1. All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Sublease.

2. Lessor is not a party to the Sublease and has no obligations or duties to Sublessee or Sublessor under the Sublease and need have no direct dealings with Sublessee. Any provisions therein purporting to obligate and/or bind Lessor or limit Lessor's rights under the Master Lease in any way are deemed null and void. Notwithstanding any provision to the contrary in the Sublease, Sublessee shall have no greater rights than Sublessor has as Lessee under the Master Lease.

3. This Consent shall only apply to this Sublease and shall not be deemed to be a consent to any other or further sublease or a waiver of any of the provisions of the Master Lease.

4. By consenting to the Sublease, Lessor waives none of its rights against the Sublessor as Lessee under the Master Lease. The Sublease is and shall remain at all times subject to and subordinate in all respects to the Lease.

5. This Consent shall not modify or amend or be deemed to modify or amend the Master Lease in any way, or to impose on Lessor any obligation to provide notice to, or obtain consent from, Sublessee with respect to amendments, defaults, waivers or any other matters pertaining to the Master Lease or to the Premises covered by the Master Lease. Any waiver by Lessor of its rights shall be made only in writing and signed by Lessor.

6. Upon the expiration or earlier termination of the Master Lease, the Sublease shall automatically and without notice or demand, terminate and Sublessee agrees promptly to surrender the Premises to Lessor upon such termination without compensation from Lessor. In granting consent to this Sublease, Lessor agrees that Sublessee at its sole cost and expense may divide two of the larger offices into four smaller offices as shown in red on Exhibit B attached, but only on the condition that at the expiration or earlier termination of the Sublease Term, Sublessee shall restore the said two larger offices back to their size and configuration at the time the Sublease was signed.

7. This Consent shall not be effective until receipt by Lessor of a counterpart or counterparts of this Consent duly executed by Sublessor and Sublessee, each acknowledging its agreement to the terms and conditions specified in this Consent.


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8.       [Omitted]

Dated:  April 6, 2001
                                         /s/ Sally Spencer, Lessor
                                             -----------------------------------
                                             Sally Spencer, Lessor

EACH OF THE UNDERSIGNED HEREBY ACKNOWLEDGE THAT IT HAS READ AND UNDERSTANDS THE TERMS AND CONDITIONS SPECIFIED IN THE FOREGOING CONSENT AND AGREES TO ALL SUCH TERMS AND CONDITIONS.

SUBLESSOR:                                         SUBLESSEE:

HI/FN, INC.                                        DRIVING MEDIA. INC.
750 University Avenue                              727 University Avenue
Los Gatos CA 95030                                 Los Gatos CA 95030



By:   /s/ CHRISTOPHER BRIGHAM            By: /s/ DAVID S. MORSE
      -------------------------------          ---------------------------------
Name: CHRISTOPHER BRIGHAM                Name: DAVID S. MORSE
      -------------------------------          ---------------------------------
Its:  Vice President - Operations        Its:  President
      -------------------------------          ---------------------------------
Date: April 9, 2001                      Date: April 9, 2001
      -------------------------------          ---------------------------------


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                                   EXHIBIT "A"

Parcel 1, as shown on that parcel map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on June 13, 1972 in Book 398 of Maps, Page 45.

Commonly known as: 727 University Avenue, Los Gatos
APN: 529-11-044


                                      [MAP]


Note: The above diagram does not indicate all existing tenant improvements and interior walls.


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
                                  EXHIBIT "B"


Parcel 1, as shown on that parcel map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on June 13, 1972 in Book 398 of Maps, Page 45.

Commonly known as: 727 University Avenue, Los Gatos
APN: 529-11-044


                                      [MAP]


Note: The above diagram does not indicate all existing tenant improvements and interior walls.


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                                   EXHIBIT "C"


                             Office Lease Agreement
                                     Between
                            Sally Specnse ("Lessor")
                                       And
                             Hi/fn, Inc. ("Lessee")
                                      Dated
                                  October 2000


        [previously filed with Form 10-K filing dated December 26, 2000]

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